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Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of Nutraceutical International Corporation ("Nutraceutical") for the period ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Frank W. Gay II, Chairman of the Board and Chief Executive Officer of Nutraceutical, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

  (1)
  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Nutraceutical.

/s/ FRANK W. GAY II Frank W. Gay II Chairman of the Board and Chief Executive Officer (Principal Executive Officer)
Date: December 19, 2011

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K of Nutraceutical International Corporation ("Nutraceutical") for the period ended September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Cory J. McQueen, Vice President and Chief Financial Officer of Nutraceutical, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

  (1)
  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Nutraceutical.

/s/ CORY J. MCQUEEN Cory J. McQueen Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)
Date: December 19, 2011

        Signed originals of these written statements required by Section 906 have been provided to Nutraceutical and will be retained by Nutraceutical and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002